SUPPLEMENT DATED JANUARY 5, 2004

TO

PROSPECTUS DATED MAY 1, 2003, AS SUPPLEMENTED OCTOBER 1, 2003

The Dodge & Cox Stock Fund (“Stock Fund”) will be closed to new investors as of the close of business on January 16, 2004. Your investment must be received (not postmarked) by the Fund’s transfer agent, Boston Financial Data Services, Inc., in good order, before the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) no later than January 16, 2004. Management believes that it is in the best interests of the Stock Fund’s shareholders to reduce the volume and pace of assets moving into the Stock Fund.

In addition, you will not be permitted to exchange shares of other Dodge & Cox Funds for shares of the Stock Fund.

After January 16, 2004, you may continue to purchase shares of the Stock Fund if:

•	You are an existing shareholder of the Stock Fund (either directly or through a financial intermediary) as of January 16, 2004 and you:

(i)	add to your account through the purchase of additional Stock Fund shares; or

(ii)	add to your account through the reinvestment of dividends and cash distributions from any shares owned in the Stock Fund; or

(iii)	open a new account that is registered in your name or has the same taxpayer identification or social security number assigned to it. (Includes UGMA/UTMA accounts with you as custodian.)

•	You are an existing separate account client of the Stock Fund’s investment advisor, Dodge & Cox.

•	You are a participant in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plan or 457 plan that invests through existing accounts in the Stock Fund or through a financial intermediary. You may open new accounts in that plan if the Stock Fund is an investment option as of January 16, 2004. IRA transfers and rollovers from these plans can be used to open new accounts.

•	You are a current trustee or officer of Dodge & Cox Funds, or an employee of Dodge & Cox or a member of the immediate family of any of these persons.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Management reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Stock Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Stock Fund; and (iii) close and re-open the Stock Fund to new or existing shareholders at any time. You may be required to demonstrate eligibility to buy shares of the Stock Fund before an investment is accepted.

The Dodge & Cox Balanced, International Stock and Income Funds remain open to all investors, and you may purchase shares of those Funds at any time.

*****

The following is added to the sections “Principal Risks of Investing – Fixed-Income Securities” for the Dodge & Cox Balanced Fund (page 6) and “Principal Risks of Investing” for the Dodge & Cox Income Fund (page 7):

•

In the case of certain U.S. government sponsored entities (such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal Home Loan Banks, and the Federal Farm Credit Banks),

although the entities may be chartered or sponsored by Acts of Congress, the entities’ securities are neither issued nor guaranteed by the United States Treasury.

The last sentence of the second paragraph in the section “Additional Information on Investments – U.S. Government Obligations” (page 13) is amended to read as follows: “No assurance can be given that the U.S. government would provide support to certain U.S. government sponsored enterprises or agencies, and these entities’ securities are neither issued nor guaranteed by the United States Treasury.”

*****

The fifth sentence of the second paragraph in the section “Characteristics and Risks of Securities and Investment Techniques – U.S. Government Obligations” (page 4) of the Dodge & Cox Funds Statement of Additional Information dated May 1, 2003, as supplemented October 1, 2003 is amended to read as follows: “No assurance can be given that the U.S. government would provide support to certain U.S. government sponsored enterprises or agencies, and these entities’ securities are neither issued nor guaranteed by the United States Treasury.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Sup10/03PR